UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 15, 2006

Date of Report (date of earliest event reported)

PRECISION CASTPARTS CORP.

(Exact name of registrant as specified in its charter)

Oregon	1-10348	93-0460598
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4650 S.W. Macadam Avenue

Suite 440

Portland, Oregon 97239-4254

(Address of principal executive offices)

(503) 417-4800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

a) On June 15, 2006, PricewaterhouseCoopers LLP was dismissed and will not be appointed as the Company’s independent registered public accounting firm for the fiscal year ending April 1, 2007. The decision to change the Company’s independent auditors was approved by the Audit Committee of the Company.

The reports of PricewaterhouseCoopers LLP on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and through June 14, 2006 there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such years. During the two most recent fiscal years and through June 14, 2006 there were no reportable events as defined in Item 304(a) (1) (v) of Securities and Exchange Commission Regulation S-K.

PricewaterhouseCoopers LLP has been requested to furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Attached as Exhibit 16.1 is a copy of such letter.

On June 15, 2006, the Audit Committee of the Company appointed Deloitte & Touche LLP (“Deloitte”), subject to the completion of their client acceptance procedures, to serve as the independent registered public accounting firm for the Company’s fiscal year 2007. During the fiscal years ended April 2, 2006 and April 3, 2005 and for the subsequent interim period through June 14, 2006 (1) the Company did not consult Deloitte regarding either the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; (2) neither a written report nor oral advice was provided to the Company by Deloitte that Deloitte concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; and (3) the Company did not consult Deloitte regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-K.

The Company requested that Deloitte review this Form 8-K and provided Deloitte with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company’s expression of its views, or the respects in which it does not agree with the statements made by the Company in this Form 8-K. Deloitte has notified the Company that it has reviewed this Form 8-K and has no intention or basis on which to submit a letter addressed to the Securities and Exchange Commission in response to Item 304 of Regulation S-K.

ITEM 9.01	FINANCIAL STATEMENT AND EXHIBITS

(d)	Exhibits

16.1	Letter from PricewaterhouseCoopers LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION CASTPARTS CORP.

Date: June 21, 2006	By:	/s/ William D. Larsson
	Name:	William D. Larsson
	Title:	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 16.1	Letter from PricewaterhouseCoopers LLP